UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 15, 2014

UNITED AMERICAN HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-11638	38-2526913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 East Wacker Drive, Suite 1200 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (313) 393-4571

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2014, Tonaquint, Inc., a Utah corporation (the “Buyer”), entered into a Non-Recourse Loan Sale Agreement with Fifth Third Bank, an Ohio banking corporation, as successor by merger to Fifth Third Bank, a Michigan banking corporation (the “Seller”).  The Buyer is an affiliate of John Fife, CEO, President, and Chairman of the Board of Directors of United American Healthcare Corporation.  The Non-Recourse Loan Sale Agreement is attached and incorporated hereto.  Pursuant to the terms of the Non-Recourse Loan Sale Agreement, the Buyer purchased the debt that the Registrant owes to the Seller for approximately $753,000.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Non-Recourse Loan Sale Agreement, dated August 15, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2014	UNITED AMERICAN HEALTHCARE CORPORATION

	By:	/s/ John M. Fife
		Name:	John M. Fife
		Title:	President and Chief Executive Officer